EXHIBIT 10.2

WAIVER AND CONSENT AGREEMENT

This WAIVER AND CONSENT AGREEMENT (this “Agreement”) is made and entered into as of September 17, 2019 by and between Inpixon, a Nevada corporation (the “Borrower”), and Payplant LLC (“Payplant”) as agent for Payplant Alternatives Fund LLC, a Delaware limited liability company (“Lender”). Capitalized terms used herein but not herein defined shall have the respective meanings ascribed thereto in that certain Amended and Restated GemCap Amended and Restated Loan and Security Agreement: Payplant Loan and Security Agreement dated as of August 14, 2017 by and among Inpixon, Sysorex, Inc., as successor of Inpixon USA, Sysorex Government Services, Inc. and Payplant as agent for Lender (as amended from time to time in accordance with its terms, the “Loan Agreement”).

RECITALS

WHEREAS, in addition to the Loan Agreement, the Borrower entered into that certain Payplant Client Agreement, dated August 14, 2017, by and between Borrower and Payplant (the “Client Agreement”);

WHEREAS, Borrower desires to issue unsecured promissory notes to an institutional investor in an original principal amount of up to $1,905,000.00 (the “Note Financing”), which will bear interest at the rate of 10% per annum and be due 9 months after each note’s issuance date;

WHEREAS, the Loan Agreement and the Client Agreement restrict the Borrower from effecting the Note Financing, or requires the Borrower to obtain the Lender and Payplant’s consent for consummating such transactions (collectively, the “Restriction”) including the following covenants:

Loan Agreement:

“SECTION 7 Negative Covenants. So long as any of the Obligations remain unsatisfied (other than contingent indemnification Obligations for which no claim has been made), Borrower agrees that:

(a) Indebtedness. Borrower shall not create, incur, assume or otherwise become liable for or suffer to exist any indebtedness for borrowed money without prior written consent, other than: (i) the Obligations; (ii) Indebtedness of the Borrower existing on the date hereof and disclosed to the Lender in writing or extensions, renewals and refinancings of such indebtedness (provided that the principal amount of such Indebtedness being extended, renewed or refinanced does not increase and the terms thereof are not modified to impose more burdensome terms upon Borrower); and (iii) capital leases or other Indebtedness incurred solely to acquire equipment, computers, software or implement tenant improvements without the prior written permission of Lender.”

(c) Investments. Without prior written consent, Borrower shall not directly or indirectly purchase or otherwise acquire the capital stock or other equity interests, assets (constituting a business unit), obligations or other securities of or any interest in any Person, or extend any credit to, guarantee the obligations of or make any additional investments in any Person, or make or hold any other loan to or other investment in any Person, other than (i) extensions of credit in the nature of accounts receivable or notes receivable arising from the sales of goods or services in the ordinary course of business and (ii) short term, investment grade money market instruments, in accordance with Borrower’s usual and customary treasury management policies.”

Client Agreement:

“34.7 Additional Financing

Client shall not raise additional financing, without Payplant’s approval, which shall not be unreasonably withheld by Payplant unless it is an equity financing or a convertible equity financing, where Client can force conversion, while Payplant’s advances are outstanding.”

; and

WHEREAS, Payplant, on behalf of itself and Lender, has agreed to waive the Restriction and consent to the Borrower’s consummation of the Note Financing.

NOW, THEREFORE, in consideration of the mutual covenants of the parties as hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1. Waiver and Consent.

(a) Payplant, on behalf of itself and Lender, hereby waives the Restriction solely for the purpose of permitting the Borrower to effect the Note Financing, and for no other purpose, and consents to the Borrower’s carrying out and consummating the Note Financing.

(b) This Agreement is a one-time waiver and limited to the matters expressly waived herein and should not be construed as an indication that Lender or Payplant would be willing to agree to any future modifications to or waiver of any other terms of the Loan Agreement or the Client Agreement. Except as expressly set forth above, the terms and conditions of the Loan Agreement and the Client Agreement shall remain in full force and effect and each of the Borrower, Payplant and Lender reserves all rights with respect to any other matters and remedies.

2. Miscellaneous.

(a) The parties hereto acknowledge that this Agreement shall serve as the notification required pursuant to Section 7(m) of the Loan Agreement.

(b) Except as specifically set forth herein, this Agreement shall not be deemed to amend or alter in any respect the terms and conditions of the Loan Documents, or to constitute a waiver or release by the Lender or Payplant of any right, remedy, under the Loan Documents, except to the extent specifically set forth herein. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

(c) Except as specifically set forth herein, this Agreement shall not be deemed to amend or alter in any respect the terms and conditions of the Loan Documents, or to constitute a waiver or release by the Lender or Payplant of any right, remedy, under the Loan Documents, except to the extent specifically set forth herein. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

(d) It is hereby understood that this Agreement does not constitute an admission of liability by any party, including any admission of default under the Loan Documents.

(e) This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. THE PARTIES HERETO HERBY WAIVE ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREIN, INCLUDING CLAIMS BASED ON CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER COMMON LAW OR STATUTORY BASES. The Borrower, Payplant and Lender submit to the non-exclusive jurisdiction of the state and federal courts located in Santa Clara County, California. If the jury waiver set forth in this Section is not enforceable, then any dispute, controversy or claim arising out of or relating to this Agreement or any of the transactions contemplated herein will be finally settled by binding arbitration in the county of Santa Clara, California in accordance with the then-current Commercial Arbitration Rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The arbitrator shall apply California law to the resolution of any dispute, without reference to rules of conflicts of law or rules of statutory arbitration. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph. The expenses of the arbitration, including the arbitrator’s fees and expert witness fees, incurred by the parties to the arbitration, may be awarded to the prevailing party, in the discretion of the arbitrator, or may be apportioned between the parties in any manner deemed appropriate by the arbitrator. Unless and until the arbitrator decides that one party is to pay for all (or a share) of such expenses, both parties shall share equally in the payment of the arbitrator’s fees as and when billed by the arbitrator.

(f) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by email transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature were the original thereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent Agreement to be duly executed on the day and year first above written.

BORROWER:

INPIXON

By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

[SIGNATURE PAGE OF BORROWER]

PAYPLANT LLC

By:	/s/ Neerav Berry
	Name:	Neerav Berry
	Title:	Chief Executive Officer

[SIGNATURE PAGE OF PAYPLANT]

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